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             SUPPLEMENT TO THE STATEMENT OF ADDITIONAL INFORMATION

                       CREDIT SUISSE WARBURG PINCUS TRUST
                      GLOBAL TELECOMMUNICATIONS PORTFOLIO

The following information supersedes certain information in the portfolio's Statement of Additional Information.

Effective July 1, 2001, the portfolio changed its performance benchmark to the Morgan Stanley Capital International All Country World Free Telecommunications Services Index (gross of dividends). The portfolio's previous performance benchmark, the Morgan Stanley Capital International Telecommunications Index, is no longer being compiled. The Morgan Stanley Capital International All Country World Free Telecommunications Service Index (gross of dividends) is an unmanaged regional or composite index (with no defined investment objective) consisting of developed and emerging markets that include constituents as available to non-domestic investors for the telecommunication services sector, and is compiled by Morgan Stanley & Co., Incorporated.

Dated October 19, 2001